UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2005

ROCKWELL COLLINS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-16445	52-2314475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 Collins Road NE, Cedar Rapids, Iowa		52498-0001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	319-295-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On August 17, 2005, Rockwell Collins, Inc. (the "Company") announced that it entered into accelerated share repurchase agreements dated August 16, 2005 (the "Agreements") with UBS AG, London Branch ("UBS"), whereby the Company repurchased four million shares, or approximately 2.3 percent, of its outstanding common stock. The shares were purchased through UBS under the Agreements at a purchase price of $49.10 per share, for a total cost of approximately $196 million.

Pursuant to the Agreements, the Company will receive or pay a price adjustment from or to UBS based on the volume weighted average price of the Company’s shares during a period of up to four and one-half months.

Copies of the Agreements are attached to this report as Exhibits 10.1 and 10.2. The descriptions contained herein of the transactions contemplated by the Agreements are not complete and are qualified in their entirety by reference to the Agreements which are incorporated herein by reference.

The Company issued a press release on August 17, 2005, announcing the execution of the Agreements. A copy of the press release is attached to this report as Exhibit 99.1.

From time to time, Company and UBS (or its affiliates) have engaged, and may in the future engage, in other transactions, including arrangements under which UBS affiliates participate in interest rate swap or hedging arrangements with us, serve as agent or placement agent for or purchaser of commercial paper issued by us, or assist in executing share repurchases for us. UBS Securities LLC and UBS Loan Finance LLC participated in our $850,000,000 five-year unsecured revolving credit agreement, and their affiliates also participated in our 2003 issuance of $200,000,000 in ten year, unsecured notes. In addition, UBS affiliates have provided advisory services to the Company in connection with merger and acquisition situations.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Purchase Agreement dated August 16, 2005, between Rockwell Collins, Inc. and UBS AG, London Branch acting through UBS Securities LLC (TRANCHE 1).

10.2 Purchase Agreement dated August 16, 2005, between Rockwell Collins, Inc. and UBS AG, London Branch acting through UBS Securities LLC (TRANCHE 2).

99.1 Press release of Registrant dated August 17, 2005.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.

August 18, 2005	By:	Gary R. Chadick

Name: Gary R. Chadick
Title: Senior Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Purchase Agreement dated August 16, 2005, between Rockwell Collins, Inc. and UBS AG, London Branch acting through UBS Securities LLC (TRANCHE 1)
10.2	Purchase Agreement dated August 16, 2005, between Rockwell Collins, Inc. and UBS AG, London Branch acting through UBS Securities LLC (TRANCHE 2)
99.1	Press release of Registrant dated August 17, 2005